UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act 1934

Date of Report: September 2, 2008

a21, Inc.

(Exact name of registrant as specified in its charter)
Delaware (State or Other Jurisdiction of Incorporation)	000-51285 (Commission File Number)	74-2896910 (I.R.S. Employer Identification No.)
7660 Centurion Parkway, Jacksonville, Florida (Address of Principal Executive Offices)		32256 (Zip Code)

Registrant’s telephone number, including areas code:  (904) 565-0066

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events.

On September 8, 2008, the Company announced that the Company has discontinued negotiating its non-binding Letter of Intent (“LOI”) with Applejack Art Partners, Inc. (“Applejack”), pursuant to which Applejack would have become the Company’s majority equity owner.  The Company chose to discontinue negotiations when Applejack notified the Company that Applejack would not be able to satisfy the conditions required to close the transaction as contemplated by the non-binding letter of intent.  The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01:  Financial Statements and Exhibits.
Exhibit	Description
99.1	Press release dated September 8, 2008, by a21, Inc.

NY729050.1
204772-10006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

a21, INC. By:	/s/ John Z. Ferguson
John Z. Ferguson Chief Executive Officer

Dated: September 8, 2008

NY729050.1
204772-10006

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated September 8, 2008, by a21, Inc.